Related-party transactions	12 Months Ended
Oct. 31, 2018
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Related-party transactions

Note 24	Related-party transactions

In the ordinary course of business, we provide banking services and enter into transactions with related parties on terms similar to those offered to unrelated parties. Related parties include key management personnel(1), their close family members, and entities that they or their close family members control or jointly control. Related parties also include associates and joint ventures accounted for under the equity method, and post-employment benefit plans for CIBC employees. Loans to these related parties are made in the ordinary course of business and on substantially the same terms as for comparable transactions with unrelated parties. As CIBC’s subsidiaries are consolidated, transactions with these entities have been eliminated and are not reported as related-party transactions. We offer a subsidy on annual fees and preferential interest rates on credit card balances to senior officers which is the same offer extended to all employees of CIBC.

Key management personnel and their affiliates

As at October 31, 2018, loans to key management personnel(1) and their close family members and to entities that they or their close family members control or jointly control totalled $209 million (2017: $186 million), letters of credit and guarantees totalled $5 million (2017: $2 million), and undrawn credit commitments totalled $59 million (2017: $57 million).

These outstanding balances are generally unsecured and we have no provision for credit losses on impaired loans relating to these amounts for the years ended October 31, 2018 and 2017.

(1)

Key management personnel are defined as those persons having authority and responsibility for planning, directing and controlling the activities of CIBC directly or indirectly and comprise the members of the Board (referred to as directors), and Executive Committee (ExCo) and certain named officers per the Bank Act (Canada) (collectively referred to as senior officers). Board members who are also ExCo members are included as senior officers.

Compensation of key management personnel

$ millions, for the year ended October 31		2018		2017
	Directors	Senior officers	Directors	Senior officers
Short-term benefits (1)	$2	$23	$2	$23
Post-employment benefits	–	3	–	3
Share-based benefits (2)	2	35	2	54
Termination benefits	–	–	–	14
Total compensation	$4	$61	$4	$94

(1)

Comprises salaries, statutory and non-statutory benefits related to senior officers and fees related to directors recognized during the year. Also includes annual incentive plan payments related to senior officers on a cash basis.

(2)	Comprises grant-date fair values of awards granted in the year (2017: Included awards granted with respect to the acquisition of The PrivateBank, and changes to CIBC’s leadership team).

Refer to the following Notes for additional details on related-party transactions:

Share-based payment plans

See Note 17 for details of these plans offered to directors and senior officers.

Post-employment benefit plans

See Note 18 for related-party transactions between CIBC and the post-employment benefit plans.

Equity-accounted associates and joint ventures

See Note 25 for details of our investments in equity-accounted associates and joint ventures.